2018 GOLDMAN SACHS US FINANCIAL SERVICES CONFERENCE Allison Dukes, Chief Financial Officer December 4, 2018 © 2018 SunTrust Banks, Inc. SunTrust is a federally registered trademark of SunTrust Banks, Inc.

IMPORTANT CAUTIONARY STATEMENT The following should be read in conjunction with the financial statements, notes and other information contained in the Company’s 2017 Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K. This presentation includes non-GAAP financial measures to describe SunTrust’s performance. We reconcile those measures to GAAP measures within the presentation or in the appendix or refer to the location where the reconciliation can be found in a prior release or presentation by the Company. The Company presents the following non-GAAP measures because many investors find them useful. Specifically: • Consistent with Securities and Exchange Commission Industry Guide 3, the Company presents revenue, net interest margin, and efficiency ratios on a fully taxable equivalent (“FTE”) basis. The FTE basis adjusts for the tax-favored status of net interest income from certain loans and investments using applicable federal and state income tax rates to increase tax-exempt interest income to a taxable-equivalent basis. • The Company presents certain capital information on a tangible basis, including return on average tangible common equity. These measures exclude the after-tax impact of purchase accounting intangible assets. • Similarly, the Company presents Efficiency ratio-FTE, Tangible efficiency ratio-FTE, and Adjusted tangible efficiency ratio-FTE. The efficiency ratio is computed by dividing Noninterest expense by Total revenue. Efficiency ratio-FTE is computed by dividing Noninterest expense by Total revenue-FTE. Tangible efficiency ratio-FTE excludes the amortization related to intangible assets and certain tax credits. Adjusted tangible efficiency ratio-FTE removes the impact of certain material and potentially non-recurring items from the calculation of Tangible efficiency ratio-FTE. • The Company presents adjusted EPS which excludes the impact of certain material and potentially non-recurring items. This presentation contains forward-looking statements. Statements regarding future levels of earnings per share, efficiency ratios, capital returns, investment banking market share, and capital ratios, future efficiency improvements, possible expansion of our commercial banking business, and the volatility of our financial performance in future economic cycles are forward looking statements. Also, any statement that does not describe historical or current facts is a forward-looking statement. These statements often include the words “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” “targets,” “strategies,” “goals,” “initiatives,” “opportunity,” “potentially,” “probably,” “projects,” “outlook,” or similar expressions or future conditional verbs such as “may,” “will,” “should,” “would,” and “could.” Such statements are based upon the current beliefs and expectations of management and on information currently available to management. They speak as of the date hereof, and we do not assume any obligation to update the statements made herein or to update the reasons why actual results could differ from those contained in such statements in light of new information or future events. Forward-looking statements are subject to significant risks and uncertainties. Investors are cautioned against placing undue reliance on such statements. Actual results may differ materially from those set forth in the forward-looking statements. Factors that could cause actual results to differ materially from those described in the forward-looking statements can be found in Part I, Item 1A., “Risk Factors,” in our Annual Report on Form 10-K for the year ended December 31, 2017 and in other periodic reports that we file with the SEC. Those factors include: current and future legislation and regulation could require us to change our business practices, reduce revenue, impose additional costs, or otherwise adversely affect business operations or competitiveness; we are subject to stringent capital adequacy and liquidity requirements and our failure to meet these would adversely affect our financial condition; the monetary and fiscal policies of the federal government and its agencies could have a material adverse effect on our earnings; our financial results have been, and may continue to be, materially affected by general economic conditions, and a deterioration of economic conditions or of the financial markets may materially adversely affect our lending and other businesses and our financial results and condition; changes in market interest rates or capital markets could adversely affect our revenue and expenses, the value of assets and obligations, and the availability and cost of capital and liquidity; our earnings may be affected by volatility in mortgage production and servicing revenues, and by changes in carrying values of our servicing assets and mortgages held for sale due to changes in interest rates; interest rates on our outstanding financial instruments might be subject to change based on regulatory developments, which could adversely affect our revenue, expenses, and the value of those financial instruments; disruptions in our ability to access global capital markets may adversely affect our capital resources and liquidity; we are subject to credit risk; we may have more credit risk and higher credit losses to the extent that our loans are concentrated by loan type, industry segment, borrower type, or location of the borrower or collateral; we rely on the mortgage secondary market and GSEs for some of our liquidity; loss of customer deposits could increase our funding costs; any reduction in our credit rating could increase the cost of our funding from the capital markets; we are subject to litigation, and our expenses related to this litigation may adversely affect our results; we may incur fines, penalties and other negative consequences from regulatory violations, possibly even inadvertent or unintentional violations; we are subject to certain risks related to originating and selling mortgages, and may be required to repurchase mortgage loans or indemnify mortgage loan purchasers as a result of breaches of representations and warranties, or borrower fraud, and this could harm our liquidity, results of operations, and financial condition; we face risks as a servicer of loans; consumers and small businesses may decide not to use banks to complete their financial transactions, which could affect net income; we have businesses other than banking which subject us to a variety of risks; negative public opinion could damage our reputation and adversely impact business and revenues; we may face more intense scrutiny of our sales, training, and incentive compensation practices; we rely on other companies to provide key components of our business infrastructure; competition in the financial services industry is intense and we could lose business or suffer margin declines as a result; we continually encounter technological change and must effectively develop and implement new technology; maintaining or increasing market share depends on market acceptance and regulatory approval of new products and services; we have in the past and may in the future pursue acquisitions, which could affect costs and from which we may not be able to realize anticipated benefits; we depend on the expertise of key personnel, and if these individuals leave or change their roles without effective replacements, operations may suffer; we may not be able to hire or retain additional qualified personnel and recruiting and compensation costs may increase as a result of turnover, both of which may increase costs and reduce profitability and may adversely impact our ability to implement our business strategies; our framework for managing risks may not be effective in mitigating risk and loss to us; our controls and procedures may not prevent or detect all errors or acts of fraud; we are at risk of increased losses from fraud; our operational and communications systems and infrastructure may fail or may be the subject of a breach or cyber-attack that, if successful, could adversely affect our business and disrupt business continuity; a disruption, breach, or failure in the operational systems and infrastructure of our third party vendors and other service providers, including as a result of cyber-attacks, could adversely affect our business; natural disasters and other catastrophic events could have a material adverse impact on our operations or our financial condition and results; the soundness of other financial institutions could adversely affect us; we depend on the accuracy and completeness of information about clients and counterparties; our accounting policies and processes are critical to how we report our financial condition and results of operation, and they require management to make estimates about matters that are uncertain; depressed market values for our stock and adverse economic conditions sustained over a period of time may require us to write down some portion of our goodwill; our stock price can be volatile; we might not pay dividends on our stock; our ability to receive dividends from our subsidiaries or other investments could affect our liquidity and ability to pay dividends; and certain banking laws and certain provisions of our articles of incorporation may have an anti-takeover effect. 2

SUNTRUST OVERVIEW

✓ Purpose-Driven Culture

- Leading the onUp movement to improve financial confidence
- Creator of Momentum onUp, an industry-leading workplace financial wellness program offered to our teammates and our Wholesale Banking clients

✓ Strong Franchise & Diverse Business Mix

- 13% deposit market share in top 10 MSA's (double the peer median)[1]
- Broad suite of lending, payment / depository, capital markets / advisory, and wealth management capabilities
  - → SunTrust Robinson Humphrey (STRH) is a leading middle-market corporate & investment bank
  - → Robust digital platform & set of capabilities (received four Javelin 'Leader' Awards for online and mobile banking in October 2018)

✓ Optimal Market Position

- Well-diversified mix of regionally-focused businesses (within mid-sized and large metro markets of the Southeast and Mid-Atlantic) and more nationally-oriented businesses
- Top 10 across most dimensions[2]; large enough to compete with the largest banks, while still being small enough to serve our clients as OneTeam

✓ Proven, Consistent Track Record

- Six consecutive years of higher earnings per share, improved efficiency, and increased capital returns

Diverse Business Mix[3]


Consumer Banking (branch-based) (regional: Southeast & Mid-Atlantic)
Corporate & Investment Banking (national)
Private Wealth Management (growing national presence)
Commercial Banking (growing national presence)
Consumer Lending (LightStream & partnerships: national; HELOC & credit card: regional)
Mortgage (retail: regional; correspondent: national)
Commercial Real Estate (national)

Optimal Size[4]	Strong Financial Performance[5]
Assets: $211bn	45% EPS Growth
Loans: $147bn	17.1% ROTCE
Deposits: $160bn	3.2% Dividend Yield

See appendix slide #30 for footnotes

3

PURPOSE-DRIVEN CULTURE TALENT PURPOSE APPROACH . Engaged, diverse . Our Purpose: . Advice-based, Lighting the Way to workforce with OneTeam, client- Financial Well- cohesive cultural first approach alignment Being . Conservative credit . Cultural fit is a key . onUp and culture supported by Momentum onUp factor in recruiting a strong risk created as an and promoting management extension of our talent framework Purpose . Significant . Compensation investment in our . We believe structure and everyone should teammates rewards / promotion through multiple have access to process creates development, financial well-being strong owner resources, not just training, and alignment educational our teammates and clients programs 4

INVESTMENT THESIS

Proven, consistent track record: 2017 marked the 6th consecutive year of improvement across key metrics; 2018 on track to be the 7th consecutive year

1 Investing in Growth & Technology

(Earnings per share[1])



$0.94
$2.19
$2.74
$3.24
$3.58
$3.60
$4.09
2011
2012
2013
2014
2015
2016
2017

2 Improving Efficiency & Returns

(Adjusted tangible efficiency ratio[2])



71.5%
66.9%
65.3%
63.3%
62.6%
62.0%
61.0%
2011
2012
2013
2014
2015
2016
2017

3 Strong Capital & Risk Position

(Dividends & share buybacks as a % of net income)



8%
11%
26%
48%
62%
73%
89%
2011
2012
2013
2014
2015
2016
2017

~7 Year Total Shareholder Return: 303% (peer median: 166%[3])

1. 2012, 2013, 2014, and 2017 values represent adjusted earnings per share. The impact of excluding discrete items was ($1.40), $0.33, $0.01, and ($0.39) for 2012, 2013, 2014, and 2017, respectively. Please refer to appendix slide #28 for GAAP reconciliations
2. Adjusted figures are intended to provide management and investors information on trends that are more comparable across periods and potentially more comparable across institutions. There were no adjustments in 2011, 2015, and 2016. GAAP efficiency ratios were 73.0%, 60.0%, 72.3%, 67.9%, 64.2%, 63.6%, and 64.1% for 2011, 2012, 2013, 2014, 2015, 2016, and 2017, respectively. Please refer to appendix slide #29 for GAAP reconciliations
3. Source: Bloomberg. Reflects 12/31/2011 – 11/29/2018. Peer group consists of BAC, BBT, CFG, FITB, HBAN, KEY, MTB, PNC, RF, USB, WFC. Dividends assumed to be reinvested in same security

5

1 INVESTING IN GROWTH & TECHNOLOGY

GROWTH REQUIRES TALENT & TECHNOLOGY Primary Growth Inputs TALENT TECHNOLOGY (focus of slides 8-10) (focus of slides 12-15) In certain businesses, we In other businesses, we win by leading with win by leading with talent through an advice- technology, supported by driven model, supported talent through an advice- by technology driven model  Corporate & Investment Banking  Consumer Banking (deposits)  Commercial Banking  Consumer Lending  Commercial Real Estate  Treasury & Payments  Private Wealth Management 7

WHOLESALE SEGMENT: COMPETITIVE ADVANTAGE

	Universal Banks	Regional Banks	Boutique Firms	
Full Product Capabilities	✓	✗	✗	✓
Industry Vertical Expertise	✓	✗	✓	✓
Balance Sheet	✓	✓	✗	✓
Middle-Market Focus	✗	✓	✓	✓
OneTeam Approach	✗	✓	✓	✓

✓ Clear competitive advantage

- Full product and industry expertise served as OneTeam to middle-market clients

✓ Mature platform

- Robinson Humphrey acquired in 2001, integrated strategy began in 2005
- M&A and Equity have grown to represent 30% of capital markets revenues

✓ Proven track record

- 10 consecutive years of record investment banking income

✓ Strong reputation

- STRH is a leading middle-market corporate & investment bank
- Validated by national recognition from Atlas Awards and International Financing Review

✓ Attracting, retaining, and exporting top tier talent

- STRH provides a unique talent acquisition and development vehicle
- Many of the key leaders across Wholesale came to SunTrust via STRH

8

STRH: PROVEN SUCCESS WITH FUTURE POTENTIAL

~1.5-2%	~2-2.5%	~5%
2014 Market Share[1]	Current Market Share[1]	Future Market Share[1]

The Path to ~5% Market Share

1 Increase Relevance with Existing Clients



16% CAGR
Left Lead Relationships
2014
3Q 18

- Reflection of consistent client coverage efforts and proven execution
- SunTrust serves as the left lead bank for <15% of clients
  - → Significant opportunity remains to deepen relationships with existing clients and expand core STRH client base

2 Improve Advisory Capabilities



23%
30%
M&A / Equity as % of Capital Markets Revenue
2014
LTM

- M&A / Equity still comprise a small component of the business but growth in these areas is outpacing debt capital markets, reflective of strategic investments
  - → M&A: 18% CAGR[2]
  - → Equity-Related: 17% CAGR[2]
  - → Debt Capital Markets: 8% CAGR[2]

3 Grow Capital Markets Revenue from Non-CIB Clients[3]

(focus of next slide)



$64
$126
20% CAGR
Capital Markets Revenue from non-CIB clients ($MM)
2014
LTM

- Reflection of OneTeam approach and investments in talent (including creation of corporate finance and industry specialty teams)
  - → Strategy began in 2014, strong momentum
- Recent growth in capital markets revenue driven by M&A

See appendix slide #30 for footnotes

9

COMMERCIAL BANKING: COMPETITIVE ADVANTAGE

Overview

- Traditional Commercial Banking client: $25MM – $250MM in annual revenue (privately held)
  - → SunTrust has ~10k Commercial Banking clients
  - → Primarily within traditional Southeast / Mid-Atlantic markets
- Our strategy: bring the skills, discipline, and client coverage model from STRH (including product and industry expertise) to Commercial Banking clients through a local delivery model
  - → The vast majority of division presidents now have a background in investment banking (most previously worked at STRH)
  - → Created targeted industry specialties (e.g. aging services, ports & logistics, restaurants & retail)
- Differentiated business model affords us the opportunity to serve clients outside of traditional retail banking footprint
  - → Recently expanded into Ohio and Texas
  - → Recently expanded scope of Aging Services vertical to be national

Competitive Position



Client Size
$10B
$1B
$100MM
$25MM
Universal Banks
SunTrust Robinson Humphrey
SunTrust Commercial Banking
Capture underserved market by bringing advisory solutions to smaller clients
Regional & Community Banks
Client Needs
Deposits / Treasury Mgmt.
Loans
Risk Mgmt. Solutions
Capital Raising
Alt. Liquidity Solutions
M&A / Strategic Solutions
Advisory Solutions

Proven Success with Significant Growth Potential



26%
Average Revenue Per Client
2014
LTM

Future Growth Drivers:

- Capture additional market share in existing markets
- Continued build out of product & industry expertise (helps drive capital markets revenue)
- Geographic expansion

10

GROWTH REQUIRES TALENT & TECHNOLOGY Primary Growth Inputs TALENT TECHNOLOGY (focus of slides 8-10) (focus of slides 12-15) In certain businesses, we In other businesses, we win by leading with win by leading with talent through an advice- technology, supported by driven model, supported talent through an advice- by technology driven model  Corporate & Investment Banking  Consumer Banking (deposits)  Commercial Banking  Consumer Lending  Commercial Real Estate  Treasury & Payments  Private Wealth Management 11

TECHNOLOGY PRIORITIES (THE ‘WHAT’) EXPERIENCE EFFICIENCY SECURITY Meet clients where they Modernize our architecture to Leverage technology as a choose to do business and maximize agility & drive defense; stay ahead of risks provide for a superior, efficiencies differentiated experience 12

KEY DRIVERS OF TECH SUCCESS (THE ‘HOW’)  Less complexity than larger banks (including fewer legacy systems)  Strong alignment and coordination between Consumer  Cloud first, cloud native and Wholesale CTOs and their business partners strategy . Reduces cost to serve Simple . Enables continuous Business deployment Model  Lean into partnerships and leverage APIs . Broadens the financial services ecosystem beyond traditional banking channels Agile Cloud -Based, . Connects disparate client experiences  Fewer, leaner, cross- Delivery Open functional teams Teams Architecture . Removes friction Framework . Maximizes speed to market; better, faster, more frequent upgrades 13

NATIONALLY RECOGNIZED CLIENT EXPERIENCE



Mobile Sign-Ons
Full-Service Branches
22%
CAGR
5%
CAGR
Oct-12
Oct-13
Oct-14
Oct-15
Oct-16
Oct-17
Oct-18

Focused on delivering the best client experience through:

- ✓ Increased functionality
  - → >90% of consumer products can now be opened on a mobile device
  - → P2P transactions up ~300% since launch of Zelle in 4Q 17
- ✓ Ease of use; higher engagement
  - → Intuitive designs and functionalities
- ✓ Promoting financial confidence
  - → Leveraging data & analytics to anticipate client needs
  - → Digital account openings up 30% YoY

JAVELIN (Oct 2018)

3 Leader Awards (Online Banking)
Money Movement
Customer Service
Security Empowerment

JAVELIN (Oct 2018)

Leader Award (Mobile Banking)
Account Opening

3 Contender Awards
Ease of Use
Money Movement
Security Empowerment

BI INTELLIGENCE

Most Desirable Mobile Banking Features for Account Management (Oct 2018)

MITEK

Top 5 Financial Institutions for Best Mobile Deposit User Experience (Oct 2018)



Mobile App Average Rating (4.2 stars)[1]

See appendix slide #30 for footnotes

14

MEETING CLIENTS WHERE THEY MAKE THE DECISION

DIRECT
(MOBILE & ONLINE)

- ✓ LightStream (LS): national online unsecured consumer lending platform
- ✓ SmartGuide: SunTrust's digital mortgage application

AT THE POINT OF SALE

- ✓ GreenSky (GS): primary partner, provides financing for home improvement projects
- ✓ 2 additional partners added in 2018 (focused on home improvement)



$4.7
$3.8
25%
LS Avg. Balance ($BN)
3Q 17
3Q 18



$2.3
$1.9
22%
GS Avg. Balance ($BN)
3Q 17
3Q 18



59%
48%
23%
Smart-Guide Adoption Rate
2Q 18
3Q 18

Multiple Channels Provide for a Frictionless Experience

User-Friendly
digital front-end with a simple application process

Convenient
enables clients to conduct business when, where, and how they choose

Efficient
quick decision and funding for the client; lower cost to serve

Private
clients can apply from the privacy of their home

15

2 IMPROVING EFFICIENCY & RETURNS

COMMITTED TO CONTINUOUS IMPROVEMENT

Cost Saving Initiatives…

- Increase automation and self-service channels
- Upgrade and digitize core systems
- Continue transition to cloud-based systems
- Streamline operations and optimize staffing models
- Consolidate branch network and non-branch real estate
- Optimize vendor relationships

Key Takeaways

- We will achieve our <60% target
- Fostering a culture of continuous improvement is as important as this goal
  - → We have further opportunity beyond <60%
- Efficiencies generate capacity to invest in growth and technology



65.3%
Adjusted Tangible Efficiency Ratio (FTE)[1]
63.3%
62.6%
62.0%
61.0%
<60%
TER Target
61.4%
59.9%
2013
2014
2015
2016
2017
2019 or sooner
YTD 17
YTD 18

..Fund Investments in Growth & Technology

1. Adjusted figures are intended to provide management and investors information on trends that are more comparable across periods and potentially more comparable across institutions. There were no adjustments in 2015 and 2016. GAAP efficiency ratios were 72.3%, 67.9%, 64.2%, 63.6%, 64.1%, 63.2%, and 61.2% for 2013, 2014, 2015, 2016, 2017, YTD 17, and YTD 18, respectively. Please refer to appendix slide #29 for GAAP reconciliations

17

3 STRONG CAPITAL & RISK POSITION

WELL POSITIONED FOR THROUGH-THE-CYCLE PERFORMANCE

Diverse Balance Sheet and Business Mix Governed by Emphasis on Discipline

- Diverse loan portfolio and business mix
  - → Good mix of national and regional businesses; all businesses except branch-based banking have a growing national presence
- Disciplined focus; strict internal limits govern intra- and inter-diversity
  - → C&I portfolio diversified across 20+ industries
- Improved capabilities (risk monitoring, underwriting, and fraud detection), largely enabled by data & analytics
- Strength and diversity of portfolio validated by consistently strong CCAR performance
  - → Lowest average loan losses relative to peers
  - → 2nd lowest standard deviation of average loan loss rate


Loan Mix[1]
Commercial & Industrial 46%
Residential Mortgage (non-guaranteed) 19%
Consumer Lending 16%
Home Equity 7%
CRE & Construction: 7%
Guaranteed: 5%
Business Mix[2]
Consumer Banking (branch-based) 31%
Corporate & Investment Banking 21%
Private Wealth Management 13%
Commercial Banking 12%
Consumer Lending 9%
Mortgage 9%
CRE 6%


4.7%
#1 of 12
5.4%
Average CCAR Loan Loss Rate[3]
STI
Peer Median
0.3%
#2 of 12
0.5%
5-year Standard Deviation[4]
STI
Peer Median

See appendix slide #30 for footnotes

19

STRONG CAPITAL POSITION Strong Capital Position & Strong CCAR Provides Capacity to Repatriate Capital and Performance Deliver Above-Average Returns Common Equity Tier 1 Average Stressed Capital Total Announced Payout Dividend Ratio1 Erosion2 Ratio3 Yield4 2.8% 3.2% 9.6% 117% 3.0% 2.1% ~8-9% 103% Basel III CET1 Target Level SunTrust Peer Median SunTrust Peer Median SunTrust Peer Median See appendix slide #30 for footnotes 20

RECAP: KEY MESSAGES  We have a comprehensive, diverse business mix with several 1 differentiated businesses and capabilities (STRH, Commercial Investing in Growth & Banking, LightStream, partnerships)  We have made, and will continue to make, the requisite Technology investments in technology & talent to create differentiated client experiences  We have fostered a culture of continuous improvement in 2 efficiency; <60% is not the final destination Improving Efficiency  Improvements in efficiency, continued return discipline, capital & Returns deployment, and a favorable operating environment have driven good ROTCE improvements  We have a high quality, diverse balance sheet that we believe 3 Strong Capital & will demonstrate strong through-the-cycle performance  Our risk profile supports a lower capital position which gives us Risk Position the opportunity to deploy capital on behalf of, or to, our owners  We have an attractive dividend yield 1 Underpinned by a Purpose-Driven Culture 1. See slide #4 for details 21

APPENDIX

YTD 18 EARNINGS HIGHLIGHTS Revenue Growth, Improved Efficiency, and Favorable Operating Environment Drive Strong Results Return on Tangible Common Earnings Per Share Net Interest Margin (FTE)1 Tangible Efficiency Ratio2 Equity3 17.1% $4.34 3.26% 61.4% 3.13% 59.9% 12.1% $3.00 YTD 17 YTD 18 YTD 17 YTD 18 YTD 17 YTD 18 YTD 17 YTD 18 1. GAAP NIM for YTD 17 and YTD 18 were 3.05% and 3.22%, respectively. Reconciliations to GAAP can be found on page #22 of the 3Q 18 earnings release 2. GAAP efficiency ratios for YTD 17 and YTD 18 were 63.2% and 61.2%, respectively. Please refer to appendix slide #29 for GAAP reconciliations 23 3. GAAP ROE for YTD 17 and YTD 18 were 8.8% and 12.3%, respectively. Reconciliations to GAAP can be found on page #22 of the 3Q 18 earnings release

CONSUMER LENDING DETAILS LightStream GreenSky Partnership Credit Card $4.7 $2.3 $1.6 $3.8 $1.5 Strong $1.9 Growth (Average Balance $bn) 3Q 17 3Q 18 3Q 17 3Q 18 3Q 17 3Q 18 Good Risk- Yield: 6.06% Yield: 3.65%2 Yield: 11.71% Adjusted 2 1 NCO: 0.83% NCO: 0.00% NCO: 3.07% Returns Received Top 5 scores for 3 cards in Nationally Named Finalist for Top Consumer Named as CNBC’s Top 50 Disruptor the 2016 ranking by U.S. News & Recognized Lending Platform by LendIt3 for 2017 World Report Less than ~15% of GreenSky SunTrust only has ~25% wallet share Future Currently have less than ~2% of the customers are SunTrust clients with the clients that already have a applicable market share Growth Opportunity for new partnerships SunTrust card (2 partners added in 2018) 6% of Total Loans | High-Quality Portfolios (Average FICO: 750+) | Good Risk-Adjusted Returns See appendix slide #30 for footnotes 24

STRONG DEPOSIT FRANCHISE Strong Deposit Market Share 1 Deposit Market Share in Each Bank’s Top 10 MSAs 22% 14% 13% 12% 10% 8% 6% 6% 5% 4% 3% 3% BAC USB STI WFC HBAN FITB RF BBT PNC CFG MTB KEY Improved Execution 2 % of Branches with YoY Deposit Growth SunTrust ranked #3 out of 25 (behind JPM & BAC) 86% 73% 73% 68% 69% 71% 62% 61% 51% 23% 2013 2014 2015 2016 2017 STI Top 25 Bank Median See appendix slide #30 for footnotes 25

CONSISTENTLY STRONG CCAR PERFORMANCE Average CCAR Loan Loss Rate (2014-2018)1 2014: 4.6% 2015: 4.5% 2016: 4.5% 2017: 4.5% 6.50% 6.64% 2018: 5.2% 5.68% 5.70% 5.72% 5.44% 4.94% 4.98% 5.18% 5.20% 4.66% 4.76% STI HBAN PNC BBT BAC CFG KEY MTB WFC FITB RF USB 2 5 Year Standard Deviation of Average CCAR Loan Loss Rate (2014-2018) 0.68% 0.61% 0.62% 0.55% 0.52% 0.50% 0.43% 0.40% 0.40% 0.34% 0.30% 0.24% FITB STI USB RF HBAN PNC BAC KEY BBT MTB CFG WFC CCAR results continue to validate our consistent, disciplined underwriting & portfolio diversity See appendix slide #30 for footnotes 26

STRONG CREDIT QUALITY 3Q 18 Nonperforming Loan Ratio1 0.97% 0.72% 0.73% 0.76% 0.67% 0.71% 0.55% 0.57% 0.46% 0.47% 0.35% 0.29% USB BBT FITB STI HBAN BAC RF KEY CFG WFC PNC MTB 2 % Criticized Commercial 5.9% 5.4% 4.8% 4.0% 4.2% 4.2% 4.3% 3.4% 3.5% 2.9% 3.0% 1.8% BBT STI BAC USB FITB KEY RF MTB PNC WFC CFG HBAN LTM Net Charge-Off Ratio3 0.47% 0.43% 0.35% 0.35% 0.36% 0.27% 0.29% 0.24% 0.25% 0.19% 0.20% 0.14% MTB HBAN PNC STI KEY CFG WFC FITB BBT RF BAC USB See appendix slide #30 for footnotes 27

RECONCILIATION OF EARNINGS PER SHARE

($ in millions, except per share amounts)	2012	2013	2014	2017
Net income available to common shareholders	$1,931	$1,297	$1,722	$2,179
Significant items impacting the year:				
Securities gains related to sale of Coke stock	(1,938)	-	-	-
Mortgage repurchase provision	371	-	-	-
Charitable expense related to the Coke stock contribution	38	-	-	-
Provision for credit losses related to NPL sales	172	-	-	-
Losses on sale of guaranteed loans	92	-	-	-
Valuation losses related to planned sale of Affordable Housing investments	96	-	-	-
Charges for legacy mortgage-related matters	-	482	324	-
Gain on sale of Ridgeworth	-	-	(105)	-
Gain on sale of Premium Assignment Corporation	-	-	-	(107)
Securities & MSR losses in connection with tax reform-related actions	-	-	-	114
Contribution to communities / teammates in connection with tax-reform	-	-	-	75
Efficiency related charges as outlined in 12/4/17 8-K	-	-	-	36
Tax (benefit)/expense related to above items	416	(190)	(82)	(41)
Net tax benefit related to subsidiary reorganization and other	-	(113)	-	-
Tax benefit related to completion of tax authority examination	-	-	(130)	-
Net tax benefit related to revaluation of net deferred tax liability and other discrete tax items	-	-	-	(291)
Tax expense related to SunTrust Mortgage ("STM") state NOL valuation allowance adjustment	-	-	-	27
Net income available to common shareholders, excluding significant items impacting the year	$1,178	$1,476	$1,729	$1,991
Net income per average common share, diluted	$3.59	$2.41	$3.23	$4.47
Net income per average common share, diluted, excluding significant items impacting the year	$2.19	$2.74	$3.24	$4.09

28

RECONCILIATION: ADJUSTED EFFICIENCY RATIO (FTE) & ADJUSTED TANGIBLE EFFICIENCY RATIO (FTE)

	2011	2012	2013	2014	2015	2016	2017	YTD 17	YTD 18
Reported (GAAP) Basis									
Net Interest Income	5,065	5,102	4,853	4,840	4,764	5,221	5,633	4,199	4,440
Noninterest Income	3,421	5,373	3,214	3,323	3,268	3,383	3,354	2,520	2,408
Revenue	8,486	10,475	8,067	8,163	8,032	8,604	8,987	6,719	6,848
Noninterest Expense[1]	6,194	6,284	5,831	5,543	5,160	5,468	5,764	4,243	4,191
Efficiency Ratio	73.0%	60.0%	72.3%	67.9%	64.2%	63.6%	64.1%	63.2%	61.2%
Reconciliation:									
Net Interest Income	5,065	5,102	4,853	4,840	4,764	5,221	5,633	4,199	4,440
FTE Adjustment	114	123	127	142	142	138	145	107	65
Net Interest Income-FTE	5,179	5,225	4,980	4,982	4,906	5,359	5,778	4,306	4,505
Noninterest Income	3,421	5,373	3,214	3,323	3,268	3,383	3,354	2,520	2,408
Revenue-FTE	8,600	10,598	8,194	8,305	8,174	8,742	9,132	6,826	6,913
Efficiency Ratio-FTE	72.0%	59.3%	71.2%	66.7%	63.1%	62.6%	63.1%	62.2%	60.6%
Adjustment Items (Noninterest Income):									
3Q-4Q 12 student / Ginnie Mae loan sale (losses)		(92)							
Securities gain related to the sale of Coca Cola stock		1,938							
Pre-tax mortgage repurchase provision related to loans sold to GSEs prior to 2009		(371)							
GSE mortgage repurchase settlements			(63)						
RidgeWorth sale				105					
Premium Assignment Corporation sale							107		
Securities & MSR losses in connection with tax reform-related actions							(114)		
Adjusted Noninterest Income	3,421	3,898	3,277	3,218	3,268	3,383	3,361	2,520	2,408
Adjusted Revenue-FTE[2]	8,600	9,123	8,257	8,200	8,174	8,742	9,139	6,826	6,913
Noninterest Expense[1]	6,194	6,284	5,831	5,543	5,160	5,468	5,764	4,243	4,191
Adjustment Items (Noninterest Expense):									
Legacy affordable housing impairment		96							
Charitable contribution of KO shares		38							
Impact of certain legacy mortgage legal matters			323	324					
Mortgage servicing advances allowance increase			96						
Efficiency related charges as outlined in 12/4/17 8-K							36		
Contribution to communities / teammates in connection with tax-reform							75		
Adjusted Noninterest Expense[2]	6,194	6,150	5,412	5,219	5,160	5,468	5,653	4,243	4,191
Amortization Expense	43	46	23	25	40	49	75	49	51
Adjusted Tangible Expenses[2]	6,151	6,104	5,389	5,194	5,120	5,419	5,578	4,194	4,140
Adjusted Efficiency Ratio-FTE[3]	72.0%	67.4%	65.6%	63.7%	63.1%	62.6%	61.9%	62.2%	60.6%
Adjusted Tangible Efficiency Ratio-FTE[3]	71.5%	66.9%	65.3%	63.3%	62.6%	62.0%	61.0%	61.4%	59.9%

1. In accordance with updated GAAP, amortization of affordable housing investments were reclassified and are now presented in provision for income taxes for 2013. Previously, the amortization was presented in other noninterest expense
2. Adjusted revenue and expenses are provided as they remove certain items that are material and potentially non-recurring. Adjusted figures are intended to provide management and investors information on trends that are more comparable across periods and potentially more comparable across institutions
3. Represents adjusted noninterest expense / adjusted revenue-FTE. Adjusted tangible efficiency ratio excludes amortization expense, the impact of which is (0.50%), (0.50%), (0.28%), (0.30%), (0.49%), (0.56%), (0.82%), (0.72%), and (0.74%) for 2011, 2012, 2013, 2014, 2015, 2016, 2017, YTD 17, and YTD 18, respectively

29

FOOTNOTES Slide #3 1. Source: SNL Financial, as of June 30, 2018, based on top 10 MSAs (by deposits) for each institution, pro-forma for completed and pending mergers and acquisitions. Numerator is company’s total deposits in its top 10 MSAs and denominator is total deposits in those 10 MSAs 2. Refers to rank amongst U.S. bank holding companies with respect to assets, loans, and deposits and excludes non-traditional banks. Asset and loan rankings are sourced via bank holding company regulatory filings (Y-9C) and are as of September 30, 2018. Deposit rankings are sourced via FDIC deposit market share data, and are as of June 30, 2018, pro-forma for completed and pending mergers and acquisitions 3. Represents the revenue by line of business for the 12 months ended September 30, 2018 4. Assets, loans, and deposits as of September 30, 2018 5. EPS growth refers to growth from YTD 17 to YTD 18. ROTCE for YTD 18; GAAP ROE for YTD 18 was 12.3% and reconciliation to GAAP can be found on page 22 of the 3Q 18 earnings release. Dividend yield as of November 29, 2018 Slide #9 1. Refers to market share across Dealogic-tracked products (debt capital markets, M&A, and equity capital markets) within middle market and mid-corporate coverage universe of STRH, based on Dealogic’s data. Coverage universe consists of a combination of Corporate Banking and Investment Banking client and prospect populations as well as any completed transactions where Dealogic has deemed STRH to have had a role. (Latter generally relates to clients within non-CIB segments for whom STRH has delivered capital markets or M&A solutions) 2. CAGR represents growth rate from 2014 to LTM. Equity-Related includes equity originations, equity sales & trading, and equity derivatives. Debt Capital Markets includes loan syndications, IG, and HY 3. Non-CIB clients consist of Commercial Banking (CML), Commercial Real Estate (CRE), and Private Wealth Management (PWM) Slide #14 1. Source: iOS and Android app store as of November 29, 2018. Represents the average between iOS and Android ratings Slide #19 1. Data as of September 30, 2018. Consumer Lending includes consumer direct loans (other than student guaranteed), consumer indirect loans and consumer credit cards. Guaranteed includes guaranteed student loans and guaranteed residential mortgages. Construction includes both commercial and residential construction 2. Represents the revenue by line of business for the 12 months ended September 30, 2018. Totals may not foot due to rounding 3. Represents the average loan loss rate in the severely adverse scenario for CCAR 2014-2018 4. Represents the 5 year standard deviation of average loan loss rates in the severely adverse scenario for CCAR 2014-2018 Slide #20 1. If a 250% risk-weighting for MSRs (as contemplated in the FRB’s ‘Simplifications’ NPR) was applied, the Common Equity Tier 1 ratio would be 9.4%. Ratios estimated as of September 30, 2018 2. Represents the average difference between the starting and the projected minimum Basel III Common Equity Tier 1 Ratios from the Federal Reserve’s 2014-2018 CCAR severely adverse scenarios. Following the release of 2017 DFAST Results, SunTrust investigated the driver of $1.1B in ‘other losses’ projected by the FRB. This loss resulted from a conservative interpretation of regulatory reporting requirements, which has since been adjusted. Going forward this loss is expected to be ~$0.1B. Therefore, $1.0 billion of losses are excluded from the capital erosion in the 2017 DFAST results, which reduces stressed capital erosion to 2.1% from 2.5% 3. Payout Ratio = (Common Stock Dividends and Share Repurchases) / Consensus Net Income Available to Common Shareholders for CCAR 2018. Source: Barclays Research CCAR 2018 Review: $164bn of Capital to Be Returned Over Next 4 Quarters 4. As of November 29, 2018 Slide #24 1. Yield as of 3Q 18. NCO represents the last 12 months ended September 30, 2018 2. Represents GAAP yield to SunTrust. SunTrust has a loss sharing agreement with GreenSky. 0.00% NCO indicates that losses have not exceeded those provided for in the loss share agreement 3. Refers to the 2017 LendIt Conference, a global conference series connecting the online lending community Slide #25 1. Source: SNL Financial, as of June 30, 2018, based on top 10 MSAs (by deposits) for each institution, pro-forma for completed and pending mergers and acquisitions. Numerator is company’s total deposits in its top 10 MSAs and denominator is total deposits in those 10 MSAs 2. Source: SNL Financial Slide #26 1. Represents the average loan loss rate in the severely adverse scenario for CCAR 2014-2018 2. Represents the 5 year standard deviation of average loan loss rates in the severely adverse scenario for CCAR 2014-2018 Slide #27 1. Represents nonaccrual loans divided by total loans (excluding loans held for sale). Source: SNL Financial as of September 30, 2018 2. Represents criticized loans as % of total commercial loans. Regulatory data sourced from SNL Financial as of September 30, 2018 3. Source: SNL Financial as of September 30, 2018 All Slides: Note: Peer group consists of BAC, BBT, CFG, FITB, HBAN, KEY, MTB, PNC, RF, USB, WFC. LTM refers to last 12 months ended September 30, 2018 30